VINTAGE GOVERNMENT ASSETS

VINTAGE INCOME

Prospectus dated

July 27, 2001

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Adviser and Administrator

Investors Management Group

2203 Grand Avenue

Des Moines, Iowa 50312

Distributor

BISYS Fund Services Limited Partnership

3435 Stelzer Road

Columbus, Ohio 43219

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather

1900 U.S. Bank Building

Lincoln, Nebraska 68508

Independent Auditors

PricewaterhouseCoopers LLP

1177 Avenue of the Americas

New York, NY 10036

Table of Contents

Risk/Return Summary 2

  Vintage Government Assets Fund 3
  Vintage Income Fund 5

Fees and Expenses of the Funds 6

Description of the Funds 7

  Vintage Government Assets Fund 8
  Vintage Income Fund 8

Management of the Funds 10

Purchase and Sale of Shares 12

  How the Funds Value Their Shares 12
  How to Purchase Shares 12
  Automatic Investment Plan 13
  How to Exchange Shares 13
  How to Sell Shares 14
  Auto Withdrawal Plan 15
  Automatic Redemption 15

Dividends, Distributions, and Taxes 16

Distribution Arrangements 18

Financial Highlights 19

For more information about the Funds Back Cover

Risk/Return Summary

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

  Market Risk This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.
  Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.
  Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

The summary also describes specific risks that may apply to one Fund.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing:

  changes in the Fund's performance from year to year over 10 years or, if less, the life of the Fund; and
  how the Fund's average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:
  You may lose money by investing in a Fund.
  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Vintage Money Market Fund

Vintage Government Assets Fund

Objectives. The Fund's investment objective is safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.

Principal Investment Strategies. The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund primarily invests in U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Principal Risks. The principal risks of investing in the Fund is interest rate risk and credit risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how they will perform in the future.

You may obtain current yield information for any Fund by calling (800) 438-6375.

Vintage Government Assets Fund

The total return for the quarter ended June 30, 2001 was 0.96 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.48 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.66 percent (quarter ending 3/31/93).
Average Annual Total Return (as of 12/31/00)
	1 Year	5 Year	Since Inception*
Government Assets	5.75%	4.88%	4.51%

*Inception Date: 12/21/92

Vintage Income Fund

Objective. The Fund's investment objective is current income, consistent with the preservation of capital.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including mortgage-related securities, U.S. Government securities, and corporate debt obligations. The Fund normally invests more than 65 percent of its total assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund maintains a dollar-weighted average portfolio maturity of 4 to 10 years. The Fund invests in fixed-income securities to achieve current income and selects investments based on factors such as maturity and current income.

Principal Risks. The principal risks of investing in the Fund are interest rate and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

Bar Chart and Performance Information

The bar chart and performance information provides an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

Vintage Income Fund

The total return for the quarter ended June 30, 2001 was 1.08 percent.

During the period shown in the bar chart, the highest return for a quarter was 4.64 percent (quarter ending 6/30/95) and the lowest return for a quarter was -2.27 percent (quarter ending 3/31/94).

Average Annual Total Return (as of 12/31/00)
	1 Year	5 Year	Since Inception*
Vintage Income	9.49%	5.07%	5.66%
Lehman Int. Gov't/Corp.	10.10%	6.11%	6.57%
Lehman Aggregate	11.63%	6.46%	7.13%

*Inception Date 12/15/92

Fees and Expenses of the Funds

SHAREHOLDER

TRANSACTION EXPENSES (Fees paid directly from your investment)....NONE

ANNUAL FUND The Examples are to help you compare the cost of OPERATING EXPENSES investing in the Funds with the cost of investing in other (expenses that are funds. They assume that you invest $10,000 in each deducted from Fund Fund for the periods indicated and then redeem all your assets) and shares at the end of those periods. They also assume EXAMPLES your investment has a 5 percent return each year and the Fund's operating expenses stay the same. Your

actual costs may be higher or lower.
Operating Expenses		Examples
Vintage Government Assets Fund
Management Fees	0.40%(1)	After 1 year	$75
Other Expenses	0.33%	After 3 years	$233
		After 5 years	$406
Total Fund Operating Expenses	0.73%(1)	After 10 years	$906
Vintage Income Fund
Management Fees	0.60%	After 1 year	$97
Other Expenses	0.35%	After 3 years	$303
		After 5 years	$525
Total Fund Operating Expenses	0.95%	After 10 years	$1,166
  During the fiscal year, the Fund's Adviser waived a portion of the management fee for an actual fee of 0.35 percent which made the Total Expenses 0.68 percent. The Adviser may reduce or eliminate the fee waiver at any time.

Description of the Funds

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies, and risks. There can, of course, be no assurance that any Fund will achieve its investment objective.

Understand the Risks

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

  Market Risk This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.
  Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.
  Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.
  Management Risk This risk is the possibility that the Funds' managers may make poor choices in selecting securities and that the Funds will not perform as well as other funds.

Vintage Money Market Fund

Vintage Government Assets Fund

Objectives and Principal Investment Strategies

The Fund's investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. As a money market fund, the Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in repurchase agreements for these U.S. Government obligations.

Risk Considerations

The Fund is subject to management risk. This risk is the possibility that the Fund's managers may make poor choices in selecting securities and that the Fund will not perform as well as other funds. In addition, specific risks of the Fund's portfolios include:

Interest Rate Risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit Risk. This is the risk that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Fund invests in highly rated securities to minimize credit risk.

Vintage Income Fund

Objectives and Principal Investment Strategies

The Fund's investment objective is current income, consistent with the preservation of capital. The Fund normally invests more than 65 percent of its total assets in fixed-income securities rated within the three highest rating categories or if unrated, of comparable quality. Among the Fund's investments in fixed-income securities are mortgage-related and asset-backed securities, corporate debt securities, and U.S. Government obligations. In selecting investments, the Fund places primary emphasis on an analysis of the duration or average life of its portfolio, the direction of interest rates or yield-curve positioning, sector allocation and issue selection. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

The Fund primarily invests in bonds, notes, and debentures of a wide range of domestic fixed-income security issuers.

The market value of fixed-income securities changes as interest rates change. When interest rates decline, the value of these securities generally increases. When interest rates rise, the value of these securities generally decreases. To meet the objectives of the Fund and to seek additional stability of principal, the Fund adjusts the average maturity of its investments based on the direction of interest rate levels. During periods of rising interest rates and falling prices, the Fund could select investments with a shorter average maturity to cushion the effect of price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund may consider investments with a longer average maturity.

Risk Considerations

The principal risks of the Fund are interest rate risk, credit risk, management risk, and market risk.

The Fund may invest a significant portion of their assets in mortgage-related and asset-backed securities. These securities have sensitivities to changes in interest rates that are different from many other types of debt securities. These types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. When interest rates rise, the maturities of these types of securities tend to lengthen because prepayments decline and the value of the securities decreases more significantly.

Other Investment Policies and Risks for the Income Fund

The Fund may invest in debt securities rated in the five highest rating categories. The Fund also may invest up to 25 percent of their assets in debt securities rated in fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). The Fund's investments in lower-rated debt securities are subject to more interest rate and credit risk than investments in higher-rated debt securities.

Other Investment Information

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies).

Asset-backed securities represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured and unsecured. These assets are generally held by a trust, and payments of principal and interest or interest only are passed-through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

U.S. Government Securities. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Portfolio Turnover Rate. The portfolio turnover rate for each Fund is included in the Financial Highlights Section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100 percent. A higher rate of portfolio turnover increases brokerage and other expenses and may affect a Fund's returns. A higher portfolio turnover rate also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to a Fund's shareholders.

Temporary Defensive Position. For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves that are inconsistent with the Fund's primary investment strategies. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Management of the Funds

Investment Adviser

The Funds' Adviser is Investors Management Group, Ltd. ("IMG"), 2203 Grand Avenue, Des Moines, Iowa 50312. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. that provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2001, IMG had approximately $4.3 billion in equity, fixed-income and money market assets under management.

IMG provides investment advisory services and order placement facilities for the Funds. For these advisory services for the fiscal year ending March 31, 2001, the Funds paid IMG as a percentage of average daily net assets:

Fund	Fee as a percentage of average daily net assets*
Vintage Government Assets Fund	.40%
Vintage Income Fund	.60%

*See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

Portfolio Managers for the Government Assets and Income Funds

  Kathryn D. Beyer, CFA
  Fixed Income Manager.
  Ms. Beyer is a member of the Investment Strategy Committee and the Bond Research Committee.
  She has been with IMG since 1993.
  Jeffrey D. Lorenzen, CFA
  Supervising Fixed Income Manager.
  Mr. Lorenzen is a member of the Investment Strategy Committee and chairperson of the Bond Research Committee.
  He has been with IMG since 1992.
  Laurie Mardis, CFA
  Fixed Income Manager.
  Ms. Mardis is a member of the Bond Research Committee.
  She became an employee of IMG effective June 2001. Previously, she was a portfolio manager with Wells Fargo & Company from 1996-2001 and a credit analyst with Principal Mutual Life Insurance Company since 1993.

Purchase and Sale of Shares

How the Funds Value Their Shares

Vintage Income Fund's net asset value or NAV is calculated at 3:00 p.m. Central Time each day the Federal Reserve Bank ("Fed") or New York Stock Exchange ("Exchange") is open for business and the purchase or redemption price is based on the next calculation of the Fund's NAV after the order is placed. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The Vintage Government Assets Fund's NAV is calculated at 11:00 a.m. Central Time.

To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Vintage Income Fund values its assets at their current market value determined on the basis of market quotations, or if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value. The Vintage Government Assets Fund values its securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

For the Vintage Government Assets Fund, a purchase order for shares received in good order by the Fund by 11:00 a.m. Central Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day.

How to Purchase Shares

You may purchase a Fund's shares through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

Minimum investment amounts are:

Initial $1,000

Subsequent $50

401(k) and 403(b) and other plans

Initial and Subsequent $25

Automatic Investment Plan

Initial $250

Subsequent $25

To purchase shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

Vintage Mutual Funds, Inc.

P.O. Box 182445

Columbus, OH 43218-2445.

An Account Application form can be obtained by calling the Funds at (800) 438-6375 or from the Funds' website at www.VintageFunds.com. Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer if you have completed the appropriate section of the Account Application by calling (800) 438-6375 to arrange a transfer from your bank account.

When purchasing shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

A Fund is required to withhold 31 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions.

Automatic Investment Plan

The Automatic Investment Plan enables you, as a shareholder of the Fund, to make regular monthly purchases of shares. With your authorization, the Transfer Agent will automatically purchase shares at NAV on the dates of the specified purchase and have it automatically withdrawn from your bank account. In order to participate the required minimum initial purchase is $250. Subsequent purchases must meet the $25 minimum.

To participate in the Automatic Investment Plan, you should call (800) 438-6375 for more information.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of the other Funds. Exchanges of shares are made at the next-determined NAV. You may request an exchange by mail or telephone. You must call by 3:00 p.m., Central Time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service at any time.

Auto Exchange

In order to participate in Auto Exchange, after completing the appropriate section of the Account Application, you must:

  be a shareholder of the Vintage Government Assets Fund;
  have a minimum initial purchase of $10,000 in the Vintage Government Assets Fund; and
  maintain a minimum account balance of $1,000.

To change Auto Exchange instructions or to discontinue the feature, you must send a written request to the Vintage Mutual Funds, Inc., P.O. Box 182445, Columbus, OH 43218-2445. The distributor may amend or terminate Auto Exchange without notice at any time.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 3 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Selling Shares Directly to the Fund

By Mail:

Send a signed letter of instruction to:

Vintage Mutual Funds, Inc.

P.O. Box 182445

Columbus, OH 43218-2445.

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about the procedures, contact the Funds.

By Telephone:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application. Call the Funds at (800) 438-6375 with instructions on how you wish to receive your sale proceeds.

By Check:

A free check writing service is available for the Vintage Government Assets Fund. To establish this service and obtain checks:

  at the time the account is opened, complete the Signature Card section of the Account Application Form; or
  after opening an account in the Fund, contact the Funds by telephone or mail to obtain an Account Application Form, and complete and return the Signature Card section.

You will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to you, the check writing privilege may be modified or terminated. You may not close a Fund account by writing a check. There is a $25 charge for each stop payment request. The minimum check amount is $250.

Auto Withdrawal Plan

The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you. In order to participate:

  the required minimum withdrawal is $100; and
  the Fund must maintain a $1,000 minimum balance.

To participate in the Auto Withdrawal Plan, you should call (800) 438-6375 for more information.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $500, due to either market valuation or a withdrawal. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Dividends, Distributions, and Taxes

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other Vintage Fund, (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor. The Directed Dividend Option is not available to participants in an IRA.

Dividends and Capital Gains

The Income Fund intends to declare its net investment income monthly as a dividend to shareholders at the close of business on the day of declaration. The Vintage Government Assets Fund intends to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly.

Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at P.O. Box 182445, Columbus, OH 43218-2445 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder's complete redemption of his or her shares.

Tax Considerations

All shareholders are required to report the receipt of dividends and distributions on their federal income tax returns.

Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund's shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify shareholders of the tax status of dividends and distributions.

Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

Distribution Arrangements

Share Classes

In this prospectus the Vintage Government Assets Fund offers the class of shares described below. Each class of shares is exchangeable only for shares of the same class.
Share Class	Class Description
"T" Shares

These shares are offered by the Vintage Government Assets Fund. These shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. These shares bear separate distribution and/or shareholder servicing fees. Participating organizations selling or servicing these shares may receive different compensation with respect to one class over another.

Other

Rule 12b-1 Fees. The Income Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees for the distribution and sale of its shares. The Fund's plans allow charges of up to .25 percent but no 12b-1 fees are currently being imposed under the plan.

Administrative Service Fees. Each Fund has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees for the distribution and sale of its shares. The Vintage Government Assets Fund plan allows charges of up to .25 percent but no fees are currently being imposed under the plan. The Income Fund's plan allows charges of up to .25 percent but no fees are currently being imposed under the plans.

Householding Regulatory Materials. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at (800) 438-6375, or write to us at the Funds' address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the information for each of the two years in the period ended on March 31, 2001. Their reports, along with the Fund's financial statements, are included in the Funds' annual reports, which are available upon request. The financial information for the periods prior to April 1, 1999 was audited by other auditors.
	Investment Activities				Dividends and Distributions
	NAV Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gains/(Losses)	Total from Investment Activities	From Net Investment Income		From Net Realized Gains	Total Dividends and Distributions
Government Assets Fund T Shares
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)
Year Ended March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended March 31, 1998	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended March 31, 1997	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)

Income Fund
Year Ended March 31, 2001	$9.61	0.60	0.40	1.00	(0.60)		0.00	(0.60)
Year Ended March 31, 2000	$9.98	0.57	(0.37)	0.20	(0.57)		0.00	(0.57)
Year Ended March 31, 1999	$10.04	0.55	(0.04)	0.51	(0.57)	(b)	0.00	(0.57)
Year Ended March 31, 1998	$9.70	0.50	0.38	0.88	(0.54)	(a)	0.00	(0.54)
Year Ended March 31, 1997	$9.93	0.54	(0.24)	0.30	(0.53)		0.00	(0.53)

Total Return / Ratios / Supplemental Data
NAV End of Period	Total Return	Net Assets End of Period (000 omitted)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income To Average Net Assets	Ratio of Expenses To Average Net Assets*	Ratio of Net Investment Income to Average Net Assets*	Portfolio Turnover
GAF T
$1.00	5.73%	$170,838	0.68%	5.59%	0.73%	5.54%	N/A
$1.00	4.75%	$170,811	0.68%	4.65%	0.73%	4.60%	N/A
$1.00	4.61%	$150,006	0.73%	4.49%	0.76%	4.46%	N/A
$1.00	4.72%	$155,130	0.73%	4.79%	0.98%	4.54%	N/A
$1.00	4.62%	$158,698	0.76%	4.53%	1.01%	4.28%	N/A

INCOME
$10.01	10.73%	$111,625	0.95%	6.12%	-----	-----	14.73%
$9.61	2.13%	$109,486	0.99%	5.91%	-----	-----	28.35%
$9.98	5.13%	$100,341	1.01%	5.51%	-----	-----	60.60%
$10.04	9.31%	$104,604	1.15%	5.04%	1.40%	4.79%	52.03%
$9.70	3.14%	$92,031	1.20%	5.52%	1.45%	5.27%	59.70%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Includes $.02 per share of distributions in excess of net investment income for the Income Fund for year ended March 31, 1998.

(b) Includes $.01 per share of distribution in excess of net investment income.

For more information about the Funds, the following documents are available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to shareholders contain additional information on each Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Vintage Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies. The Funds' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Funds:

By mail: c/o Vintage Mutual Funds, Inc.

P.O. Box 182445

Columbus, OH 43218-2445

By phone: For Information and Literature:

(800) 438-6375

By email: Inforequest@VintageFunds.com

By Internet: www.VintageFunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, D.C.

By phone: 1-202-942-8090(For information only)

By mail: Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-6009

(Duplicating fee required)

By email: Publicinfo@sec.gov

By Internet: www.sec.gov

The Vintage Funds may not be available in all states. Please contact the Funds to determine if the Funds are available for sale in your state.

File No. 811-08910